Exhibit 99.1

Press Release

RLJ Lodging Trust and FelCor Lodging Trust Announce Change to Dates of Special Meetings

BETHESDA, Md. and IRVING, Tx. — (BUSINESS WIRE) — July 17, 2017 — RLJ Lodging Trust ( “RLJ”) (NYSE:RLJ) and FelCor Lodging Trust Incorporated (“FelCor”) (NYSE:FCH) today announced that RLJ has changed the date of the Special Meeting of its Shareholders (the “RLJ Special Meeting”) to Tuesday, August 15, 2017 at 1:00 p.m. Eastern Time, and that FelCor has changed the date of the Special Meeting of its Stockholders (the “FelCor Special Meeting”) to Tuesday, August 15, 2017 at 5:00 p.m. Central Time.  The RLJ Special Meeting will be held at RLJ’s corporate headquarters at 3 Bethesda Metro Center, Suite 1000, Bethesda, Maryland 20814 and the FelCor Special Meeting will be held at FelCor’s corporate headquarters at 125 E. John Carpenter Freeway, Suite 1600, Irving, Texas 75062.

The record date for determining those shareholders and stockholders entitled to vote at each of the RLJ Special Meeting and the FelCor Special Meeting, respectively, has not changed and will remain as the close of business on Thursday, July 6, 2017.  At the RLJ Special Meeting, RLJ’s shareholders will be asked to vote on the issuance of common shares of beneficial interest, par value $0.01 per share, of RLJ in connection with the previously announced agreement and plan of merger pursuant to which FelCor will merge with and into a subsidiary of RLJ in a stock-for-stock transaction (the “Merger”).  At the FelCor Special Meeting, FelCor’s stockholders will be asked to vote on a proposal to approve the Merger.  RLJ and FelCor continue to expect the closing of the Merger to occur on or about August 31, 2017, assuming all conditions to closing are satisfied (including the approval of shareholders and stockholders of both companies at the meetings described above).

About RLJ Lodging Trust

RLJ Lodging Trust is a self-advised, publicly traded real estate investment trust focused on acquiring premium-branded, focused-service and compact full-service hotels. RLJ owns 122 hotels with approximately 20,100 rooms, located in 21 states and the District of Columbia.

About FelCor Lodging Trust Incorporated

FelCor Lodging Trust Incorporated, a Maryland corporation, owns a diversified portfolio of primarily upper-upscale full-service hotels that are located in major urban and resort markets throughout the U.S.  FelCor partners with leading hotel companies who operate its properties under globally renowned names and as premier independent hotels.

Forward Looking Statements

Certain statements in this press release that are not in the present or past tense or that discuss the expectations of RLJ and/or FelCor are forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. These forward looking statements, which are based on current expectations, estimates and projections about the industry and markets in which RLJ and FelCor operate and beliefs of and assumptions made by RLJ management and FelCor management, involve uncertainties that could significantly affect the financial results of RLJ or FelCor or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “forecast,” “guidance,” “outlook,” “may,” and “might” and variations of such words and similar expressions are intended to identify such forward looking statements, which generally are not historical in nature. Such forward-looking statements may include, but are not limited to, statements about the anticipated benefits of the proposed merger between RLJ and FelCor, including future financial and operating results, the attractiveness of the value to be received by FelCor stockholders, the attractiveness of the value to be received by RLJ, the combined company’s plans, objectives, expectations and intentions, the timing of future events, anticipated administrative and operating synergies, the anticipated impact of the merger on net debt ratios, cost of capital, future dividend payment rates, forecasts of FFO accretion, projected capital improvements, expected sources of financing, and descriptions relating to these expectations. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to expected synergies, improved liquidity and balance sheet strength — are forward looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, regional and local economic climates, (ii) changes in the real estate industry, financial markets and interest rates, or to the business or financial condition of either company or business (iii) increased or unanticipated competition for the companies’ properties, (iv) risks associated with acquisitions, including the integration of the combined companies’ businesses, (v) the potential liability for the failure to meet regulatory requirements, including the maintenance of REIT status, (vi) availability of financing and capital, (vii) risks associated with achieving expected revenue synergies or cost savings, (viii) risks associated with the companies’ ability to consummate the merger and the timing of the closing of the merger, (ix) the outcome of claims and litigation involving or affecting either company, (x) applicable regulatory changes, and (xi) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by RLJ and FelCor from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Forms 10K and 10Q. Neither RLJ nor FelCor undertakes any duty to update any forward looking statements appearing in this document.

Additional Information about the Proposed Merger and Where to Find It

This communication relates to the proposed transaction pursuant to the terms of the Agreement and Plan of Merger, dated as of April 23, 2017, by and among RLJ, FelCor and the other entities party thereto.  In connection with the proposed merger, RLJ has filed with the SEC a registration statement on Form S-4 (which registration statement has not yet been declared effective) that includes a joint proxy statement of RLJ and FelCor that also constitutes a prospectus of RLJ, which joint proxy statement/prospectus has not yet been declared effective. RLJ and FelCor also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the joint proxy statement/prospectus and other relevant documents (if and when they become available) filed by RLJ and FelCor with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by RLJ with the SEC will be available free of charge on RLJ’s website at www.rljlodgingtrust.com or by emailing RLJ Investor Relations at ir@rljlodgingtrust.com or at 301-280-7774. Copies of the documents filed by FelCor with the SEC will be available free of charge on FelCor’s website at www.felcor.com or by contacting FelCor Investor Relations at asalami@felcor.com or at 972-444-4967.

Certain Information Regarding Participants

RLJ and FelCor and their respective trustees, directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. You can find information about RLJ’s executive officers and Trustees in RLJ’s definitive proxy statement filed with the SEC on March 28, 2017 in connection with its 2017 annual meeting of shareholders and in Form 4s of RLJ’s trustees and executive officers filed with the SEC. You can find information about FelCor’s executive officers and directors in Amendment No. 1 to FelCor’s Annual Report on Form 10-K for the year ended December 31, 2016 on Form 10-K/A filed with the SEC on April 28, 2017 and in Form 4s of FelCor’s directors and executive officers filed with the SEC. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from RLJ or FelCor using the sources indicated above.

No Offer or Solicitation

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

RLJ Lodging Trust

Investors: Leslie D. Hale, Chief Operating Officer and Chief Financial Officer,

RLJ Lodging Trust (301) 280-7774

FelCor Lodging Trust

Investors: Michael C. Hughes, Chief Financial Officer,

FelCor Lodging Trust (972) 444-4967